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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 5, 2007

                             THE TOPPS COMPANY, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                  000-15817            11-2849283
 (State or other jurisdiction of  (Commission File Number)   (IRS Employer
           incorporation)                                   Identification  No.)

        ONE WHITEHALL STREET, NEW YORK, NY                     10004-2109
     (Address of principal executive offices)                  (Zip Code)

                                  212-376-0300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

            [ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

            [X] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CPR 240.14a-12)

            [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Merger Agreement

            On March 5, 2007, Tornante-MDP Joe Holding LLC ("Parent"),
Tornante-MDP Joe Acquisition Corp, a wholly-owned subsidiary of Parent ("Merger
Sub"), and The Topps Company, Inc. ("Topps") entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which Merger Sub would merge with and into Topps, with Topps continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Parent (the "Merger").

            At the effective time of the Merger, each issued and outstanding share of common stock, $0.01 par value per share (the "Common Stock"), of Topps will be converted into the right to receive $9.75 in cash, without interest. In addition, each outstanding option to purchase Common Stock will be canceled at the effective time of the Merger and converted into the right to receive in cash, without interest, the amount (if any) by which $9.75 exceeds the per share exercise price of that option.

            The Board of Directors of Topps approved the Merger Agreement by a vote of 7 to 3, with Arthur T. Shorin, Jack H. Nusbaum, Allan A. Feder, Stephen
D. Greenberg, Ann Kirschner, David M. Mauer and Richard Tarlow voting in favor of the Merger Agreement, and Timothy E. Brog, Arnaud Ajdler and John J. Jones
opposing. The Merger Agreement contains customary representations, warranties and covenants of Topps, Parent and Merger Sub. The closing of the Merger is subject to the approval of the stockholders of Topps, as well as regulatory approvals and other customary closing conditions. The closing of the merger is not subject to a financing condition.

            In addition, the Merger Agreement contains representations and warranties that Topps, on the one hand, and Parent and Merger Sub, on the other hand, made to each other as of the date of the Merger Agreement or other specific dates, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Topps, Parent and Merger Sub and are subject to important qualifications and limitations agreed to by Topps and Parent in connection with negotiating the Merger
Agreement. Accordingly, you should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules and are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among Topps, Parent and Merger Sub rather than establishing matters as facts.

Voting Agreements

            In connection with the Merger Agreement, and as required by Parent as a condition to its execution of the Merger Agreement, on March 5, 2007, certain of the directors of Topps, in their respective capacity as stockholders of Topps, entered into Voting Agreements with Parent (the "Voting Agreements"), pursuant to which they each agreed, among other things,

to vote the shares of Common Stock held by them in favor of the Merger and against any other proposal or offer to acquire Topps. If the Merger Agreement is terminated, the Voting Agreements will also terminate. The directors who have entered into Voting Agreements owned, in the aggregate, 2,501,040 outstanding shares of Common Stock as of March 2, 2007, which represented approximately 6.5%
of Topps' outstanding Common Stock as of such date.

            The foregoing discussion of the Merger Agreement and the Voting
Agreements is qualified in its entirety by reference to (i) the Merger
Agreement, a copy of which is attached to this Form 8-K as Exhibit 2.1, and (ii)
the form of Voting Agreement attached to this Form 8-K as Exhibit 4.1, respectively, which Merger Agreement and form of Voting Agreement are incorporated in this Item 1.01 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
          DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
          ARRANGEMENTS OF CERTAIN OFFICERS.

            In connection with the Merger Agreement, on March 5, 2007, Parent,
Topps and Arthur T. Shorin, Topps' Chief Executive Officer the Chairman of the
Board of Directors, entered into a letter agreement (the "Employment Letter").
Under the Employment Letter, upon the consummation of the Merger, Mr. Shorin's existing employment agreement with Topps would be amended and Mr. Shorin would agree, among other things, to retire within 60 days after the date of such consummation.

            Pursuant to the Employment Letter, after the Merger, Mr. Shorin will remain as a consultant to Topps in accordance with the terms of his existing employment agreement. In addition, Mr. Shorin will surrender his right to receive compensation to which he is entitled under his existing employment agreement upon a change in control of Topps.

            The foregoing discussion of the Employment Letter is qualified in its entirety by reference to the Employment Letter, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated in this Item 5.02 by reference.

ITEM 8.01   OTHER EVENTS.

            On March 6, 2007, Topps issued a press release announcing that it had entered into the Merger Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

            On March 6, 2007, a letter was sent to employees of Topps relating to the execution of the Merger Agreement. A copy of such letter is attached hereto as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

                                      -3-

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

            Exhibit
            Number                               Description
            ------                               -----------

             2.1             Agreement and Plan of Merger, effective March 5, 2007, by and among
                             The Topps Company, Inc., Tornante-MDP Joe Holding LLC and
                             Tornante-MDP Joe Acquisition Corp*

             4.1             Form of Voting Agreement between Tornante-MDP Joe Holding LLC and certain directors of The Topps Company, Inc., in their respective capacity as stockholders of The Topps Company, Inc.

            10.1             Letter agreement, dated March 5, 2007, between Tornante-MDP Joe Holding LLC,
                             Arthur T. Shorin and The Topps Company, Inc.

            99.1             Press Release of The Topps Company, Inc., dated March 6, 2007

            99.2             Letter to employees of The Topps Company, Inc., dated March 6, 2007

*  Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.
   The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

                                      -4-

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 6, 2007

                                   THE TOPPS COMPANY, INC.

                                   By:   /s/ Catherine K. Jessup
                                         ----------------------------
                                         Name:  Catherine K. Jessup
                                         Title: Vice President, CFO and
                                                Treasurer

                                  EXHIBIT INDEX

            Exhibit
            Number                               Description
            ------                               -----------

             2.1             Agreement and Plan of Merger, effective March 5, 2007, by and among
                             The Topps Company, Inc., Tornante-MDP Joe Holding LLC and
                             Tornante-MDP Joe Acquisition Corp*

             4.1             Form of Voting Agreement between Tornante-MDP Joe Holding LLC and certain directors of The Topps Company, Inc., in their respective capacity as stockholders of The Topps Company, Inc.

            10.1             Letter agreement, dated March 5, 2007, between Tornante-MDP Joe Holding LLC,
                             Arthur T. Shorin and The Topps Company, Inc.

            99.1             Press Release of The Topps Company, Inc., dated March 6, 2007

            99.2             Letter to employees of The Topps Company, Inc., dated March 6, 2007

*  Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.
   The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.